4870-3080-2678, v.1 First amendment to the FEE LETTER FOR THE ISSUANCE OF PAYMENT INSTRUMENTS THIS AMENDMENT AGREEMENT (“this Agreement”) is dated January 13, 2026 Between: (1) Citibank Europe plc, a company incorporated in Ireland (with company registration number 132781) whose registered office is at 1 North Wall Quay, Dublin 1, Republic of Ireland (“Citibank”); and (2) Hamilton Re, Ltd., a company incorporated in Bermuda (with company registration number 46635) whose registered office is at Wellesley House North, 1st Floor, 90 Pitts Bay Road, Pembroke HM08, Bermuda (the “Company”), (each being a “Party”, and together the “Parties”). 1. Background 1.1 The Parties entered into a fee letter (the “Fee Letter”) on 27 December 2018 relating to a master agreement for issuance of payment instruments entered into by the Parties on 5 December 2018 (the “Master Agreement”) and a facility letter (the “Facility Letter”) for issuance of payment instruments entered into by the Parties on 27 December 2018. 1.2 The Parties have agreed certain amendments to the Fee Letter as detailed in this Agreement. Such amendments to take effect on and from the Effective Date (as defined below). 1.3 Terms and expressions defined in the Master Agreement shall have the same meanings when used in this Agreement unless the context otherwise requires or the contrary is otherwise indicated. 1.4 The Parties hereby agree that from the Effective Date (as defined below) the rights and obligations of the Parties under the Fee Letter and the terms of the Fee Letter shall be amended as specifically set out below. 2. Effective Date The amendments set out in this Agreement shall take effect on and from the date of this Agreement (“Effective Date”). 3. Amendments With effect on and from the Effective Date, the Parties agree that the Fee Letter shall be amended as follows: Clause 4.2 of the Fee Letter shall be amended and restated in the form of Annex A attached hereto. 4. Costs and expenses Each Party shall bear its own costs and expenses in relation to the amendments agreed pursuant to the terms of this Agreement. 5. Affirmation and acceptance 5.1 With effect on and from the Effective Date, the terms and conditions of the Facility Documents shall be read and construed by reference to this Agreement and all references therein to the Fee Letter shall be deemed to incorporate the relevant amendments contained within this Agreement and all references in Exhibit 10.19.4

4870-3080-2678, v.1 the Fee Letter to “this Fee Letter” shall, with effect on and from the Effective Date, be references to the Fee Letter as amended by this Agreement. 5.2 In the event of any conflict between the terms of this Agreement and a Facility Document, the terms of this Agreement shall prevail. 5.3 For the avoidance of doubt, except as amended by the terms of this Agreement, all of the terms and conditions of the Facility Documents shall continue to apply and remain in full force and effect. 5.4 By signing this Agreement each Party designates it as a Facility Document. 5.5 The Company shall, at the request of Citibank, do all such acts necessary or desirable to give effect to the amendments effected or to be effected pursuant to the terms of this Agreement. 6. Continuation of Security The Company confirms that, on and after the Effective Date: (a) notwithstanding the amendments made to the Fee Letter pursuant to this Agreement, the Pledge Agreement dated 05 December 2018, between the Company and Citibank, as amended from time to time (the “Pledge Agreement”) and any security granted under it continues in full force and effect; and (b) such Pledge Agreement and security extends to the Fee Letter, as amended pursuant to this Agreement. 7. Counterparts This Agreement may be executed in any number of counterparts, each of which when delivered shall be deemed to be an original, and all such counterparts taken together shall constitute a single instrument. 8. Third party rights No person shall have any right to enforce any provision of this Agreement solely by virtue of the Contracts (Rights of Third Parties) Act 1999. 9. Governing law 9.1 This Agreement and non-contractual obligations arising out of or in connection with it are governed by English law. 9.2 The courts of England have exclusive jurisdiction to settle any dispute arising out of or in connection with this Agreement (including a dispute relating to the existence, validity or termination of this Agreement or any non-contractual obligation arising out of or in connection with this Agreement) (a "Dispute"). The Parties agree that the courts of England are the most appropriate and convenient courts to settle Disputes and accordingly no Party will argue to the contrary. This paragraph 9.2 is for the benefit of Citibank only and as a result, Citibank shall not be prevented from taking proceedings relating to a Dispute in any other courts with jurisdiction. To the extent allowed by law, Citibank may take concurrent proceedings in any number of jurisdictions. This Agreement has been entered into on the date stated at the beginning of this Agreement.

Execution Page The Company EXECUTED by HAMILTON RE, LTD. Signed /s/ Athena Tolosa Name Athena Tolosa Title CFO Citibank EXECUTED by CITIBANK EUROPE PLC Signed: /s/ Michael Ashworth Name: Michael Ashworth 4870-3080-2678, v.I

4870-3080-2678, v.1 ANNEX A 4.2 The percentage per annum shown below in relation to such part of any Payment Instrument supported by (as notionally allocated by the Bank) Collateral (as defined in the Facility Letter) of the type shown below. Type of Collateral Rating Fee (% p.a.) Cash Deposits held in an account(s) with Citi N.A. London N/A [***] Cash Deposits held in the account solely to the extent that such cash is proceeds of investment property held in the accounts N/A [***] Securities issued by the US or another OECD (the "Organisation for Economic Co-operation and Development") Government that are fully and explicitly guaranteed as to the timely payment of principal and interest by the full faith and credit of that US/OECD Government AAA only [***] AA or AA equivalent or better [***] Securities issued by the US or another OECD (the "Organisation for Economic Co-operation and Development") Government Agencies that are fully and Implicitly guaranteed as to the timely payment of principal and interest by the full faith and credit of that US Government AAA only [***] AA or AA equivalent or better [***] "Supranational Securities as defined in Bloomberg with Region SNAT. EUR, GBP & USD denominations only." AAA only [***] AA or AA equivalent or better [***] General Obligation Bonds issued by a US Governmental entity that are guaranteed as to the timely payment of principal and interest by the full faith and credit of the Issuer AAA only [***] AA or AA equivalent or better [***]

4870-3080-2678, v.1 Such notional allocation shall be carried out by the Bank on the Quarter Day falling at the end of the relevant quarter and with any notional currency conversions into the Base Currency also calculated on the same day, and the Bank shall minimise the fees payable by the Company by allocating any Payment Instrument (or part thereof) against any unallocated collateral of a type with the lowest fees first. For the purposes of the above: • “Cash Deposits” shall mean any cash deposit owned by the Company and the subject of a perfected exclusive first ranking Security Interest held by the Bank • “OECD Country Government” shall mean any current member states of the Organisation for Economic Co-operation and Development • “Securities” shall mean any securities owned by the Company and the subject of a perfected exclusive first ranking Security Interest held by the Bank • “US Government” shall mean the Federal Government of the United States of America • “US Explicit Agencies” shall mean the Government National Mortgage Association (GNMA or Ginnie Mae) issues agency bonds backed by the full faith and credit of the US government • “US Explicit Agencies” shall mean the Fannie Mae and Freddie Mac implicitly backed by the US government No Citigroup Inc Bonds, British Banks, Convertibles, Convertibles, perpetual's, Warrants, Private Placements, ETF's, Commercial Papers, REIT's, ABS, Equities, Commodities, Securities issued by SPV's, Derivatives